Exhibit 99.2

Dick Weil Chief Executive Officer Roger Thompson Chief Financial Officer Janus Henderson Group 1Q19 results presentation Thursday 2 May 2019

Roger Thompson Chief Financial Officer 1Q19 results presentation Business and financial update

1Q19 results 3 year investment performance strengthened in 1Q19 AUM of US$357.3bn reflects impact of strong markets partially offset by net outflows during the quarter Adjusted diluted EPS of US$0.56 Declared US$0.36 per share dividend and completed the first US$31m of a US$200m share buyback 1Q19 4Q18 3 year investment outperformance¹ 69% 61% Net flows (US$7.4bn) (US$8.4bn) Total AUM US$357.3bn US$328.5bn US GAAP diluted EPS US$0.48 US$0.54 Adjusted diluted EPS² US$0.56 US$0.59 Dividend per share US$0.36 US$0.36 Key metrics – 1Q19 vs 4Q18 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 20. 2 See adjusted financial measures reconciliation on slide 29 for additional information.

Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Investment performance Total company investment performance improved in 1Q19 % of mutual fund AUM in top 2 Morningstar quartiles (as at 31 Mar 2019) % of AUM outperforming benchmark (as at 31 Mar 2019) Note: Full performance disclosures detailed in the appendix on slides 20 and 21. Past performance is no guarantee of future results. The top two Morningstar quartiles represent funds in the top half of their category based on total return. Refer to slide 21 for the 10-year period, percent of funds in the top 2 quartiles for all periods, and description and quantity of funds included in the analysis. 100% 74% 69% 64% 91% 69% 88% 60% 91% 98% 89% 92% 14% 15% 12% 77% 58% 89% 94% 81% 72% 78% 86% 67% 84% 78% 88% 33% 48% 42% 3% 63% 97% 86% 68% 93%

Total flows Total flows 1Q17 to 1Q19 (US$bn) Redemptions Sales Net sales / (redemptions) 24% 24% 21% 22% 21% 18% 19% 17% 19% Annualised gross sales¹ Annualised gross redemptions¹ Outflows disappointing, but improved quarter over quarter Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. (33%) (26%) (20%) (25%) (24%) (21%) (24%) (26%) (28%) 19.4 20.2 18.3 20.0 19.7 17.1 17.7 16.6 15.6 (26.4) (21.2) (17.6) (22.9) (22.4) (19.8) (22.0) (25.0) (23.0) (7.0) (1.0) 0.7 (2.9) (2.7) (2.7) (4.3) (8.4) (7.4) 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19

1Q19 flows by capability 1Q19 flows by capability (US$bn) Annualised gross sales¹ Redemptions Sales Net sales / (redemptions) 17% 27% 7% 29% 25% (24%) (43%) (16%) (20%) (64%) Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Outflows across four capabilities partially offset by continued strength in Multi-Asset 6.9 4.9 0.7 2.2 0.9 (9.8) (7.7) (1.7) (1.5) (2.3) (2.9) (2.8) (1.0) 0.7 (1.4) Equities Fixed Income Quantitative Equities Multi-Asset Alternatives

Statement of income Note: See adjusted financial measures reconciliation on slide 28 for additional information. US GAAP and adjusted US GAAP Adjustments Adjusted Revenue Management fees 441.9 Performance fees (5.6) Shareowner servicing fees 35.9 Other revenue 47.1 Total revenue 519.3 (101.9) 417.4 Operating expenses Employee compensation and benefits 145.0 Long-term incentive plans 48.4 Distribution expenses 101.9 Investment administration 11.8 Marketing 7.5 General, administrative and occupancy 65.2 Depreciation and amortisation 15.0 Total operating expenses 394.8 (120.8) 274.0 Operating income 124.5 18.9 143.4 US$m 3 months ended 31 Mar 2019

Summary financial results Summary of results Note: See adjusted financial measures reconciliation on slides 28 and 29 for additional information. US GAAP and adjusted US$, except margin data 1Q19 4Q18 Change 1Q19 vs 4Q18 1Q18 Change 1Q19 vs 1Q18 Average AUM 350.0bn 347.8bn 1% 377.4bn (7%) Total revenue 519.3m 545.1m (5%) 587.7m (12%) Operating income 124.5m 150.0m (17%) 176.2m (29%) Operating margin 24.0% 27.5% (3.5ppt) 30.0% (6.0ppt) US GAAP diluted EPS 0.48 0.54 (11%) 0.82 (41%) Adjusted revenue 417.4m 442.7m (6%) 470.4m (11%) Adjusted operating income 143.4m 165.3m (13%) 188.8m (24%) Adjusted operating margin 34.4% 37.3% (2.9ppt) 40.1% (5.7ppt) Adjusted diluted EPS 0.56 0.59 (5%) 0.71 (21%)

1Q19 adjusted revenue drivers Revenue 1Q19 adjusted revenue reflects fewer days and lower performance fees Pro forma adjusted revenue – 4Q18 vs 1Q19 (US$m) Note: See adjusted financial measures reconciliation on slide 28 for additional information. 1 Net margin based on management fees net of distribution expenses. Decrease from 4Q18 management fees driven by mix shift, primarily from continued outflows in higher fee equity products Performance fees decreased from 4Q18 driven by lower fees from segregated mandates, partially offset by improved mutual fund performance fees US$m, except margin data 1Q19 4Q18 Change Total adjusted revenue 417.4 442.7 (6%) Management fees 441.9 452.3 (2%) Performance fees (5.6) 3.5 nm Shareowner servicing fees 35.9 37.0 (3%) Other revenue 47.1 52.3 (10%) Distribution expenses (101.9) (102.4) 0% Average net¹ mgmt fee margin 42.9bps 43.4bps (0.5bps) 441.9 452.3 (5.6) 3.5 35.9 37.0 47.1 52.3 (101.9) (102.4) 417.4 442.7 1Q19 4Q18 Management fees Performance fees Shareowner servicing fees Other revenue Distribution expenses

Adjusted operating expenses – 4Q18 vs 1Q19 (US$m) Operating expenses Note: See adjusted financial measures reconciliation on slide 28 for additional information. Higher LTI, due to mark-to-market gains, offset by expense management Includes US$15m mark-to-market adjustments 274.0 (14.5) (5.2) (2.7) (1.1) 277.4 16.1 0.2 4Q18 Compensation and benefits LT incentive plans Investment administration Marketing General, admin. and occupancy Depreciation and amortisation 1Q19 US$m 1Q19 US GAAP Adjustments 1Q19 adjusted 4Q18 adjusted Change 1Q19 adjusted vs 4Q18 adjusted Employee compensation and benefits 145.0 (4.3) 140.7 151.4 (7%) Long-term incentive plans 48.4 0.2 48.6 32.5 50% Total compensation expenses 193.4 (4.1) 189.3 183.9 3% Distribution expenses 101.9 (101.9) – – nm Investment administration 11.8 – 11.8 11.6 2% Marketing 7.5 – 7.5 12.7 (41%) General, administrative and occupancy 65.2 (7.4) 57.8 60.5 (4%) Depreciation and amortisation 15.0 (7.4) 7.6 8.7 (13%) Non-staff operating expenses 201.4 (116.7) 84.7 93.5 (9%) Total operating expenses 394.8 (120.8) 274.0 277.4 (1%)

Capital management We remain committed to returning excess capital to shareholders Note: Dividend paid in 2Q17 reflects the hypothetical per share 1Q17 dividend for JHG derived by adding cash dividends each legacy firm paid to its respective shareholders (US$20.3m for legacy Janus and US$26.9m for legacy Henderson) divided by the number of shares outstanding as at 30 May 2017 (200.4m). USD/GBP 1.3017. JHG purchases shares on market for the annual share grants associated with variable compensation, which is not connected with the above Board approval nor included in the above share repurchases. 1 Total shares outstanding reflect amounts disclosed on forms 10-Q or 10-K for each respective quarter. Quarterly capital return since merger (US$m) Dividend paid / share $0.24 $0.32 $0.32 $0.32 $0.36 $0.36 $0.36 $0.36 Debt repayment (US$m) – 50.2 42.3 81.6 0.3 13.5 – – Shares repurchased (m) – – – – – 1.8 2.2 1.3 Total shares outstanding1 (m) 200.4 200.4 200.4 200.4 200.4 198.6 196.4 195.2 Reflects one month of activity 71.2 69.2 69.7 49.9 49.9 30.9 47.2 63.7 63.7 63.1 71.6 121.1 119.1 100.6 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Dividends Share repurchases

Q&A

Appendix

Assets under management as at 31 Mar 2019 By client type By capability By client location US$188.8bn US$72.5bn US$49.6bn US$33.4bn US$13.0bn US$63.4bn US$155.2bn US$138.7bn US$192.2bn US$108.6bn US$56.5bn AUM: US$357.3bn 53% 20% 14% 9% 4% Equities Fixed Income Quantitative Equities Multi-Asset Alternatives 18% 43% 39% Self-directed Intermediary Institutional 54% 30% 16% North America EMEA & LatAm Asia Pacific

Investment management capabilities

Diversified product range



Alternatives
US$13.0bn
Multi-Asset
US$33.4bn
Quantitative Equities
US$49.6bn
Fixed Income
US$72.5bn
Equities
US$188.8bn
AUM
31 Mar 2019
US$357.3bn
Self-directed
Intermediary
Institutional
Institutional
Intermediary
Self-directed
Institutional
Intermediary
Institutional
Intermediary
Self-directed
Intermediary
Institutional
Intermediary
Institutional

Equities *(53bps[1])*

- Wide range of equity strategies encompassing different geographic focuses and investment styles

Fixed Income *(26bps[1])*

- Coverage across the asset class, applying a wide range of differentiated techniques

Quantitative Equities *(21bps[1])*

- Intech applies advanced mathematical and systematic portfolio rebalancing intended to harness the volatility of movements in stock price

Multi-Asset *(44bps[1])*

- Retail and Institutional offering through a diversity of strategies

Alternatives *(68bps[1])*

- Expertise in liquid alternatives alongside traditional hedge funds

[1] 1Q19 average net management fee margin. Net margin based on management fees net of distribution expenses.

Janus Henderson GROUP PLC
14

Largest pooled funds by capability

Capability	Fund	Product	Strategy	AUM (US$bn) 31 Mar 2019
Equity	JnsHnd Enterprise	US Mutual Fund	Mid Cap Growth	19.7
	JnsHnd Research	US Mutual Fund	US Research Growth Equity	14.0
	JnsHnd Forty	US Mutual Fund	Concentrated Growth	12.6
	JnsHnd Triton	US Mutual Fund	Small-Mid Cap Growth	11.4
	JnsHnd Growth and Income	US Mutual Fund	Growth & Income	5.8
Fixed Income	JnsHnd Flexible Bond	US Mutual Fund	Core Plus Fixed Income	5.0
	JnsHnd Absolute Return	Australian UT	Absolute Return Income	4.2
	JnsHnd Strategic Bond	UK OEIC	Global Strategic Fixed Income	3.0
	JnsHnd Tactical Income	Australian MIS	Australian Tactical Income	2.3
	JnsHnd Hzn Euro Corporate Bond	SICAV	Investment Grade (EUR)	1.5
Quantitative Equities	JnsHnd US Mgd Volatility	US Mutual Fund	US Adaptive Volatility	1.4
	JnsHnd US Low Volatility Portfolio	US Mutual Fund	US Low Volatility	1.1
	JnsHnd Intech All World Minimum Variance Core	Dublin OEIC	All World Minimum Variance Core	0.7
	JnsHnd Global Inc Mgd Volatility	US Mutual Fund	Global Income Adaptive Volatility	0.3
	JnsHnd Intech Global All Country Low Volatility	Dublin OEIC	Global All Country Low Volatility	0.2
Multi-Asset	JnsHnd Balanced	US Mutual Fund	Balanced	15.7
	JnsHnd Balanced Portfolio	US Mutual Fund	Balanced	4.3
	JnsHnd Cautious Managed	UK OEIC	UK Income and Growth	2.1
	JnsHnd Balanced	Dublin OEIC	Balanced	2.0
	JnsHnd Multi-Manager Managed	UK OEIC	Multi Manager	0.5
Alternatives	JnsHnd UK Absolute Return	SICAV	UK Large Cap Absolute Return Equity	3.7
	JnsHnd UK Property PAIF / Feeder	UK OEIC/UT	Property	3.4
	JnsHnd UK Absolute Return	UK OEIC	UK Large Cap Absolute Return Equity	2.8
	JnsHnd Horizon Pan European Alpha	SICAV	Europe Large Cap Long/Short	0.6
	Alphagen Euro Best Ideas	Hedge Fund	Concentrated Pan Europe Equity	0.3
Total				118.5

Note: Numbers may not cast due to rounding. Excludes unregulated pooled funds.

Janus Henderson GROUP PLC

15

Flows: Equities and Fixed Income Equities (US$bn) Fixed Income (US$bn) Redemptions Sales Net sales / (redemptions) Annualised gross sales¹ Annualised gross redemptions¹ 21% 18% 14% 17% 17% 26% 25% 31% 25% 27% (25%) (20%) (21%) (25%) (24%) (28%) (28%) (39%) (32%) (43%) Note: Reflects operational reclassification of existing client’s funds in 4Q18 as detailed on slide 19. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. 9.9 8.5 6.8 8.6 6.9 (11.7) (9.6) (9.9) (12.7) (9.8) (1.8) (1.1) (3.1) (4.1) (2.9) 1Q18 2Q18 3Q18 4Q18 1Q19 5.3 5.0 6.0 4.7 4.9 (5.6) (5.6) (7.6) (6.0) (7.7) (0.3) (0.6) (1.6) (1.3) (2.8) 1Q18 2Q18 3Q18 4Q18 1Q19

Flows: Quantitative Equities, Multi-Asset and Alternatives Quantitative Equities (US$bn) Multi-Asset (US$bn) Alternatives (US$bn) 13% 3% 10% 3% 7% Annualised gross sales¹ Annualised gross redemptions¹ Redemptions Sales Net sales / (redemptions) 16% 22% 27% 27% 29% 31% 30% 31% 18% 25% (11%) (10%) (11%) (11%) (16%) (15%) (16%) (15%) (22%) (20%) (51%) (44%) (43%) (69%) (64%) Note: Reflects operational reclassification of existing client’s funds in 4Q18 as detailed on slide 19. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. 1.3 1.8 2.2 2.3 2.2 (1.2) (1.3) (1.3) (2.0) (1.5) 0.1 0.5 0.9 0.3 0.7 1Q18 2Q18 3Q18 4Q18 1Q19 1.7 0.4 1.3 0.3 0.7 (1.4) (1.2) (1.3) (1.4) (1.7) 0.3 (0.8) (0.0) (1.1) (1.0) 1Q18 2Q18 3Q18 4Q18 1Q19 1.5 1.4 1.4 0.7 0.9 (2.5) (2.1) (1.9) (2.9) (2.3) (1.0) (0.7) (0.5) (2.2) (1.4) 1Q18 2Q18 3Q18 4Q18 1Q19

Total net flows by capability



Total net flows by capability
1Q17 to 1Q19 (US$bn)
Equities
Fixed Income
Quantitative Equities
Multi-Asset
Alternatives
0.7
(7.0)
(1.0)
(2.9)
(2.7)
(2.7)
(4.3)
(8.4)
(7.4)
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19

Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. Reflects operational reclassification of existing client's funds in 4Q18 as detailed on slide 19.

Janus Henderson GROUP PLC
18

AUM and flows by capability

All data in US$bn	Equities	Fixed Income	Quantitative Equities	Multi-Asset	Alternatives	Total
AUM 31 Dec 2017	**189.7**	**80.1**	**49.9**	**31.6**	**19.5**	**370.8**
Sales	9.9	5.3	1.7	1.3	1.5	19.7
Redemptions	(11.7)	(5.6)	(1.4)	(1.2)	(2.5)	(22.4)
Net sales / (redemptions)	(1.8)	(0.3)	0.3	0.1	(1.0)	(2.7)
Market / FX	2.8	0.2	0.2	0.1	0.5	3.8
AUM 31 Mar 2018	**190.7**	**80.0**	**50.4**	**31.8**	**19.0**	**371.9**
Sales	8.5	5.0	0.4	1.8	1.4	17.1
Redemptions	(9.6)	(5.6)	(1.2)	(1.3)	(2.1)	(19.8)
Net sales / (redemptions)	(1.1)	(0.6)	(0.8)	0.5	(0.7)	(2.7)
Market / FX	3.7	(2.9)	0.5	0.3	(0.7)	0.9
AUM 30 Jun 2018	**193.3**	**76.5**	**50.1**	**32.6**	**17.6**	**370.1**
Sales	6.8	6.0	1.3	2.2	1.4	17.7
Redemptions	(9.9)	(7.6)	(1.3)	(1.3)	(1.9)	(22.0)
Net sales / (redemptions)	(3.1)	(1.6)	0.0	0.9	(0.5)	(4.3)
Market / FX	9.0	(0.4)	2.8	1.1	(0.2)	12.3
AUM 30 Sep 2018	**199.2**	**74.5**	**52.9**	**34.6**	**16.9**	**378.1**
Sales	8.6	4.7	0.3	2.3	0.7	16.6
Redemptions	(12.7)	(6.0)	(1.4)	(2.0)	(2.9)	(25.0)
Net sales / (redemptions)	(4.1)	(1.3)	(1.1)	0.3	(2.2)	(8.4)
Market / FX	(29.2)	(1.3)	(7.5)	(2.5)	(0.7)	(41.2)
Reclassification[1]	1.7	0.5	–	(2.2)	–	–
AUM 31 Dec 2018	**167.6**	**72.4**	**44.3**	**30.2**	**14.0**	**328.5**
Sales	6.9	4.9	0.7	2.2	0.9	15.6
Redemptions	(9.8)	(7.7)	(1.7)	(1.5)	(2.3)	(23.0)
Net sales / (redemptions)	(2.9)	(2.8)	(1.0)	0.7	(1.4)	(7.4)
Market / FX	24.1	2.9	6.3	2.5	0.4	36.2
AUM 31 Mar 2019	**188.8**	**72.5**	**49.6**	**33.4**	**13.0**	**357.3**

[1] Reflects operational reclassification of existing client's funds.

Janus Henderson
GROUP PLC

19

Investment performance

% of AUM outperforming benchmark

Capability	1Q18			2Q18			3Q18			4Q18			1Q19		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	68%	59%	76%	63%	58%	73%	61%	56%	75%	67%	55%	71%	64%	69%	77%
Fixed Income	96%	96%	97%	87%	93%	98%	79%	92%	94%	36%	88%	93%	58%	92%	89%
Quantitative Equities	91%	46%	88%	47%	25%	87%	21%	8%	83%	20%	11%	15%	15%	14%	12%
Multi-Asset	83%	87%	90%	90%	88%	90%	89%	89%	90%	81%	90%	91%	88%	91%	91%
Alternatives	95%	76%	100%	99%	73%	100%	99%	73%	100%	35%	94%	100%	89%	98%	100%
Total	79%	68%	84%	69%	64%	82%	63%	60%	81%	55%	61%	72%	60%	69%	74%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median. Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis. Excluded assets represent 4% of AUM as at 31 Mar 2018, 30 Jun 2018, 30 Sep 2018 and 31 Mar 2019 and 5% of AUM as at 31 Dec 2018. Capabilities defined by Janus Henderson.

Janus Henderson
GROUP PLC
20

Mutual fund investment performance

% of mutual fund AUM in top 2 Morningstar quartiles

Capability	1Q18			2Q18			3Q18			4Q18			1Q19		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	64%	62%	82%	56%	61%	75%	72%	65%	86%	67%	63%	85%	78%	72%	86%
Fixed Income	48%	32%	62%	42%	38%	42%	63%	36%	66%	46%	28%	57%	68%	42%	48%
Quantitative Equities	57%	55%	51%	58%	54%	53%	59%	5%	55%	98%	17%	100%	63%	3%	97%
Multi-Asset	84%	82%	83%	92%	83%	83%	86%	88%	88%	89%	89%	88%	84%	86%	88%
Alternatives	53%	53%	53%	92%	25%	25%	54%	26%	53%	26%	93%	59%	93%	33%	94%
Total	63%	59%	76%	60%	57%	68%	71%	60%	81%	65%	62%	80%	78%	67%	81%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes. The top two Morningstar quartiles represent funds in the top half of their category based on total return. On an asset-weighted basis, 67%, 74%, 84%, 82% and 80% of total mutual fund AUM were in the top 2 Morningstar quartiles for the 10-year periods ended 31 Mar 2018, 30 Jun 2018, 30 Sep 2018, 31 Dec 2018 and 31 Mar 2019 respectively. For the 1-, 3-, 5- and 10-year periods ending 31 Mar 2019, 62%, 50%, 62% and 62% of the 205, 195, 181 and 141 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on 'primary' share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class. Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the ranking. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. © 2019 Morningstar, Inc. All Rights Reserved.

Janus Henderson GROUP PLC

21

Mutual fund investment performance (cont’d) Group % of mutual fund AUM in top 2 Morningstar quartiles Equities 1 year 3 year 5 year 1 year 3 year 5 year Note: Full performance disclosures detailed on slide 21. Numbers may not cast due to rounding. 2nd quartile 1st quartile 36 23 21 39 30 40 40 35 30 44 47 51 50 47 55 27 37 50 26 48 19 17 26 32 23 29 17 31 33 26 63 60 71 65 78 59 57 60 62 67 76 68 81 80 81 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 35 14 11 34 18 42 43 34 26 45 53 57 55 46 58 29 42 61 33 60 20 18 31 37 28 29 18 31 39 27 64 56 72 67 78 62 61 65 63 72 82 75 86 85 86 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19

Mutual fund investment performance (cont’d) Fixed Income % of mutual fund AUM in top 2 Morningstar quartiles Quantitative Equities 1 year 3 year 5 year 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 21. Numbers may not cast due to rounding. 57 38 42 52 39 38 3 5 3 4 48 4 20 17 46 24 55 16 2 12 47 53 55 52 93 57 58 59 98 63 55 54 5 17 3 51 53 55 100 97 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 8 10 11 33 37 14 9 19 14 24 13 13 14 15 18 40 32 52 13 31 18 29 17 13 18 49 29 52 42 30 48 42 63 46 68 32 38 36 28 42 62 42 66 57 48 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19

Mutual fund investment performance (cont’d) Multi-Asset % of mutual fund AUM in top 2 Morningstar quartiles Alternatives 1 year 3 year 5 year 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 21. Numbers may not cast due to rounding. 78 90 81 84 82 77 80 82 83 84 79 79 82 84 84 6 2 5 4 2 5 3 6 6 2 4 4 6 5 4 84 92 86 89 84 82 83 88 89 86 83 83 88 88 88 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 28 28 29 1 33 24 23 25 24 24 56 57 25 64 25 25 61 29 2 26 93 33 28 1 29 2 37 53 92 54 26 93 53 25 26 93 33 53 25 53 59 94 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19

1 Includes seed investments of US$447.5m (including investment securities of consolidated variable interest entities of US$282.7m), investments related to deferred compensation plans of US$120.3m and other investments of US$6.7m as at 31 December 2018; includes seed investments of US$442.7m (including investment securities of consolidated variable interest entities of US$297.4m), investments related to deferred compensation plans of US$125.0m and other investments of US$0.4m as at 31 March 2019. 2 Includes cash and cash equivalents of consolidated variable interest entities of US$36.2m and US$22.8m as at 31 December 2018 and 31 March 2019, respectively. Balance sheet At 31 March 2019, cash and investment securities totalled US$1,308m compared to outstanding debt of US$318m Cash and cash equivalents decreased 19% driven by seasonal compensation payments, dividend payments and stock repurchases Board declared a dividend of US$0.36 per share to be paid on 29 May to shareholders on record at the close of business on 13 May Repurchased approximately 1.3m shares for US$31m, completing a portion of the US$200m buyback programme authorised in February 2019 Strong liquidity position Investment securities¹ Cash and cash equivalents² 2025 maturity Balance sheet profile – carrying value (31 Dec 2018 vs 31 Mar 2019) (US$m) 31 Mar 2019 31 Dec 2018

US GAAP: statement of income Note: 1Q18 reflects the reclassification of certain revenue amounts from ‘Other revenue’ to ‘Shareowner servicing fees’. 3 months ended 31 Mar 2019 31 Dec 2018 31 Mar 2018 Revenue Management fees 441.9 452.3 502.9 Performance fees (5.6) 3.5 (3.9) Shareowner servicing fees 35.9 37.0 38.4 Other revenue 47.1 52.3 50.3 Total revenue 519.3 545.1 587.7 Operating expenses Employee compensation and benefits 145.0 155.8 146.7 Long-term incentive plans 48.4 32.3 40.0 Distribution expenses 101.9 102.4 117.3 Investment administration 11.8 11.6 11.4 Marketing 7.5 12.8 8.5 General, administrative and occupancy 65.2 62.4 72.2 Depreciation and amortisation 15.0 17.8 15.4 Total operating expenses 394.8 395.1 411.5 Operating income 124.5 150.0 176.2 Interest expense (4.1) (4.0) (3.8) Investment gains (losses), net 13.3 (15.3) (0.7) Other non-operating income, net (3.9) 13.5 38.9 Income before taxes 129.8 144.2 210.6 Income tax provision (29.9) (43.4) (47.4) Net income 99.9 100.8 163.2 Net loss (income) attributable to non-controlling interests (5.8) 6.0 2.0 Net income attributable to JHG 94.1 106.8 165.2 Less: allocation of earnings to participating stock-based awards (2.4) (2.8) (4.2) Net income attributable to JHG common shareholders 91.7 104.0 161.0 Diluted weighted-average shares outstanding (m) 192.5 194.1 196.9 Diluted EPS (in US$) 0.48 0.54 0.82 US$m, except per share data or as noted

Adjusted: statement of income Note: 1Q18 reflects the reclassification of certain revenue amounts from ‘Other revenue’ to ‘Shareowner servicing fees’. See adjusted financial measures reconciliation on slides 28 and 29 for additional information. 3 months ended 31 Mar 2019 31 Dec 2018 31 Mar 2018 Revenue Management fees 441.9 452.3 502.9 Performance fees (5.6) 3.5 (3.9) Shareowner servicing fees 35.9 37.0 38.4 Other revenue 47.1 52.3 50.3 Distribution expenses (101.9) (102.4) (117.3) Total adjusted revenue 417.4 442.7 470.4 Operating expenses Employee compensation and benefits 140.7 151.4 143.8 Long-term incentive plans 48.6 32.5 39.9 Investment administration 11.8 11.6 11.4 Marketing 7.5 12.7 8.4 General, administrative and occupancy 57.8 60.5 70.1 Depreciation and amortisation 7.6 8.7 8.0 Total adjusted operating expenses 274.0 277.4 281.6 Adjusted operating income 143.4 165.3 188.8 Interest expense (3.2) (3.1) (3.1) Investment gains (losses), net 13.3 (15.3) (0.7) Other non-operating income (expenses), net (3.5) 13.8 (5.9) Adjusted income before taxes 150.0 160.7 179.1 Income tax provision (34.2) (49.2) (37.5) Adjusted net income 115.8 111.5 141.6 Net loss (income) attributable to non-controlling interests (5.8) 6.0 2.0 Adjusted net income attributable to JHG 110.0 117.5 143.6 Less: allocation of earnings to participating stock-based awards (2.8) (3.2) (3.6) Adjusted net income attributable to JHG common shareholders 107.2 114.3 140.0 Diluted weighted-average shares outstanding (m) 192.5 194.1 196.9 Adjusted diluted EPS (in US$) 0.56 0.59 0.71 US$m, except per share data or as noted

Alternative performance measures Reconciliation of adjusted financial measures Note: Reconciliation to be used in conjunction with slide 29. Footnotes included on slide 30. 3 months ended 31 Mar 2019 31 Dec 2018 31 Mar 2018 Reconciliation of revenue to adjusted revenue Revenue 519.3 545.1 587.7 Distribution expenses¹ (101.9) (102.4) (117.3) Adjusted revenue 417.4 442.7 470.4 Reconciliation of operating income to adjusted operating income Operating income 124.5 150.0 176.2 Employee compensation and benefits 2,4 4.3 4.4 2.9 Long-term incentive plans² (0.2) (0.2) 0.1 Marketing² – 0.1 0.1 General, administrative and occupancy 2,4 7.4 1.9 2.1 Depreciation and amortisation³ 7.4 9.1 7.4 Adjusted operating income 143.4 165.3 188.8 Operating margin 24.0% 27.5% 30.0% Adjusted operating margin 34.4% 37.3% 40.1% US$m, except margin data

Alternative performance measures (cont’d) Reconciliation of adjusted financial measures Note: Reconciliation to be used in conjunction with slide 28. Footnotes included on slide 30. 3 months ended 31 Mar 2019 31 Dec 2018 31 Mar 2018 Reconciliation of net income to adjusted net income, attributable to JHG Net income attributable to JHG 94.1 106.8 165.2 Employee compensation and benefits 2,4 4.3 4.4 2.9 Long-term incentive plans² (0.2) (0.2) 0.1 Marketing² – 0.1 0.1 General, administrative and occupancy 2,4 7.4 1.9 2.1 Depreciation and amortisation³ 7.4 9.1 7.4 Interest expense 4 0.9 0.9 0.7 Other non-operating income (expense) 4 0.4 0.3 (44.8) Income tax provision 5 (4.3) (5.8) 9.9 Adjusted net income attributable to JHG 110.0 117.5 143.6 Diluted earnings per share (in US$) 0.48 0.54 0.82 Adjusted diluted earnings per share (in US$) 0.56 0.59 0.71 US$m, except per share data

Alternative performance measures (cont’d) Footnotes to reconciliation of adjusted financial measures 1 Distribution expenses are paid to financial intermediaries for the distribution of JHG’s investment products. JHG management believes that the deduction of third-party distribution, service and advisory expenses from revenue in the computation of net revenue reflects the nature of these expenses, as these costs are passed through to external parties that perform functions on behalf of, and distribute, the Group’s managed AUM. 2 Adjustments primarily represent integration costs in relation to the Merger, including severance costs, legal costs and consulting fees. JHG management believes these costs do not represent the ongoing operations of the Group. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. JHG management believes these non-cash and acquisition-related costs do not represent the ongoing operations of the Group. 4 Adjustments for the three months ended 31 March 2019 and 31 December 2018 primarily represent increased debt expense as a consequence of the fair value uplift on debt due to acquisition accounting and deferred consideration costs associated with acquisitions prior to the Merger. Adjustments for the three months ended 31 March 2018 include the gain on the sale of JHG’s back-office, middle-office and custody function in the US to BNP Paribas, fair value movement on options issued to Dai-ichi in addition to the same adjustments affecting the three-month 2019 period. JHG management believes these costs do not represent the ongoing operations of the Group. 5 The tax impact of the adjustments is calculated based on the US or foreign statutory tax rate as they relate to each adjustment. Certain adjustments are either not taxable or not tax-deductible.

1Q19 (US$m) 4Q18 (US$m) 1Q18 (US$m) AUM generating 1Q19 pfees (US$bn) # of funds generating 1Q19 pfees Frequency Timing SICAVs – 0.1 1.0 – – 23 annually; 2 quarterly 23 at June; 2 on quarters Offshore Absolute Return – 0.3 0.4 0.2 2 Quarterly / Annually Various Segregated Mandates1 3.3 14.7 2.5 11.8 6 Quarterly / Annually Various UK OEICs & Unit Trusts – 0.0 – – – Quarterly Various Investment Trusts – 0.0 – – – Annually Various US Mutual Funds2 (8.9) (11.5) (7.8) 43.0 17 Monthly Monthly Total (5.6) 3.5 (3.9) 55.0 25 Performance fees Note: Performance fees include prior quarter accrual true-ups. 4Q18 performance fees do not cast due to rounding. 1 Segregated Mandates includes Private Accounts, Managed CDOs and Private Equity. 2 AUM data presents US Mutual Fund AUM subject to performance fees as at 31 Mar 2019. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds.

US mutual funds with performance fees

Mutual funds with performance fees[1]	AUM 31 Mar 2019 US$m	Benchmark	Base fee	Performance fee[2]	Performance cap/(floor) vs benchmark	1Q19 P&L impact US$'000
Research Fund[3]	13,965	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(4,040)
Forty Fund[3] and Portfolio	13,445	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	(2,049)
Global Research Fund and Portfolio	3,445	MSCI World Index℠	0.60%	± 15 bps	± 6.00%	729
Mid Cap Value Fund and Portfolio	3,318	Russell Midcap® Value Index	0.64%	± 15 bps	± 4.00%	(1,189)
Small Cap Value Fund	2,967	Russell 2000® Value Index	0.72%	± 15 bps	± 5.50%	(824)
Contrarian Fund	2,611	S&P 500® Index	0.64%	± 15 bps	± 7.00%	(1,010)
Overseas Fund and Portfolio	2,044	MSCI All Country World ex-U.S. Index℠	0.64%	± 15 bps	± 7.00%	(317)
Research Portfolio[4]	515	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(193)
Global Real Estate Fund	335	FTSE EPRA / NAREIT Global Index	0.75%	± 15 bps	± 4.00%	91
Global Value Fund	204	MSCI World Index℠	0.64%	± 15 bps	± 7.00%	(87)
Large Cap Value Fund	98	Russell 1000® Value Index	0.64%	± 15 bps	± 3.50%	(52)
Select Value Fund	58	Russell 3000® Value Index	0.70%	± 15 bps	± 5.00%	16
Asia Equity Fund	25	MSCI All Country Asia ex-Japan Index℠	0.92%	± 15 bps	± 7.00%	2
Total	**43,029**					**(8,925)**

Note: AUM data shown on a managed view. Numbers may not cast due to rounding.

1 The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds' Statements of Additional Information for more details and benchmark information.

2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations.

3 The Janus Fund merged into the Research Fund and the Twenty Fund merged into the Forty Fund effective 1 May 2017. For two years, the investment advisory fee will be waived to the lesser of the investment advisory fee rate payable by the surviving fund, or the investment advisory fee rate that the merged fund would have paid if the merger did not occur.

4 Until 1 May 2020, the portion of performance for periods prior to 1 May 2017 will be compared to the Portfolio's former benchmark, the Core Growth Index (50% S&P 500® Index / 50% Russell 1000® Growth Index). Prior to 1 May 2017, the performance fee hurdle was ± 4.5% vs the Core Growth Index.

Janus Henderson GROUP PLC
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Long-term incentive compensation Estimated future long-term incentive compensation amortisation US$m Amount remaining to expense 2019 2020 2021 2022 2023 2016 annual grant 7 7 – – – – 2017 annual grant 24 18 6 – – – 2018 annual grant 82 52 24 6 – – 2019 annual grant 148 72 49 22 4 1 Other¹ 111 37 30 20 13 11 Total long-term incentive compensation 373 187 109 48 17 12 Note: 2016, 2017 and 2018 annual grants generally vest over three and four years. 2019 annual grants generally vest over three years. Assumes no forfeitures in future periods. Assumes no change in future values related to market or currency, which would impact expense related to cash based awards (MFSAs and DEP funds) and social security expense upon vesting. 1 Includes retention and recruiting awards, other subsidiary grants and social security expense. Social security expense is estimated based on amount of existing awards expected to vest in that year.

Contacts Investor enquiries John Groneman Global Head of Investor Relations +44 (0) 20 7818 2106 john.groneman@janushenderson.com Jim Kurtz US Investor Relations Manager +1 (303) 336 4529 jim.kurtz@janushenderson.com Melanie Horton Non-US Investor Relations Manager +44 (0) 20 7818 2905 melanie.horton@janushenderson.com Investor Relations investor.relations@janushenderson.com Media enquiries North America: Taylor Smith +1 303 336 5031 taylor.smith@janushenderson.com EMEA: Sally Todd +44 (0) 20 7818 2244 sally.todd@janushenderson.com United Kingdom: FTI Consulting Tom Blackwell +44 (0) 20 3727 1051 tom.blackwell@FTIConsulting.com Asia Pacific: Honner Michael Mullane +61 28248 3740 michaelmullane@honner.com.au

Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Forward looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus Henderson Group’s Annual Report on Form 10-K for the fiscal year ended 31 December 2018, on file with the Securities and Exchange Commission (Commission file no. 001-38103), including those that appear under headings such as ‘Risk Factors’ and ‘Management’s Discussion and Analysis of Financial Condition and Results of Operations’. Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments. Not all products or services are available in all jurisdictions. Mutual funds in the US distributed by Janus Henderson Distributors. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money. Janus Henderson, Janus, Henderson, Intech, Alphagen and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Investors 201 Bishopsgate, London EC2M 3AE Tel: 020 7818 1818 Fax: 020 7818 1819